Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO

EXTENDED JOINT DEVELOPMENT AGREEMENT

AMENDMENT TO

PATENT AND TECHNOLOGY LICENSE AND PURCHASE AGREEMENT

AND

SUBLICENSE AGREEMENT BETWEEN SPE AND PHILIPS

This Amendment No. 2 (“Amendment”) to the Extended Joint Development Agreement, effective November 15, 2009 (“Joint Development Agreement”) is entered into as of August 5, 2015 (the “Effective Date”), by and between Philips Medical Systems Nederland B.V. (“PMSN”) and Hansen Medical, Inc. (“Hansen”).

This Amendment is also effective as Amendment No. 2 to the Patent and Technology License and Purchase Agreement of February 3, 2011 (the “Master Agreement”) by and between Hansen, PMSN and Koninklijke Philips N.V. (“KPNV” or with PMSN, “Philips”) and is entered into as of the Effective Date by and between Hansen, KPNV and PMSN. The former name of KPNV was Koninklijke Philips Electronics N.V. Hansen and Philips are referred to herein collectively as the “Parties” and individually as a “Party”.

This Amendment is further effective as Amendment No. 2 to the Sublicense Agreement Between SPE and Philips (“SPE Sublicense Agreement”) of February 3, 2011, by and between ECL7, LLC, a Delaware LLC, (hereinafter referred to as “SPE” or “ECL7”) and Philips.

WHEREAS, Philips, Hansen and SPE have previously entered into the Joint Development Agreement, the Master Agreement and the SPE Sublicense Agreement.

WHEREAS, Philips, Hansen SPE desire to amend the Joint Development Agreement, Master Agreement and SPE Sublicense Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration for the agreements set forth below and for good and valuable consideration, receipt and adequacy of which is hereby acknowledged, Philips, Hansen and SPE hereby agree to amend the Joint Development Agreement, Master Agreement and SPE Sublicense Agreement as follows and the parties hereto agree as follows:

A M E N D M E N T

1.	The Joint Development Agreement is hereby amended as follows:

a. Assignment to Associated Company. The Joint Development Agreement is hereby assigned to KPNV pursuant to paragraph 15.1 of the Joint Development Agreement. The second paragraph of the Joint Development Agreement is deleted and replaced with the following:

Koninklijke Philips N.V., a company duly incorporated under the laws of

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The Netherlands, having its registered office at High Tech Campus 5, Eindhoven, The Netherlands (hereinafter referred to as “Philips”),

b. Amendment of Section 2.1.2. Section 2.1.2 of the Agreement is hereby amended and restated in its entirety as follows:

Philips will have no right to any Sales Fees for systems sold and delivered to an end customer after [***].

c. Amendment of Section 2.1.3. Section 2.1.3 of the Agreement is hereby amended and restated in its entirety as follows to reduce the System Sales Fees by 50%:

The System Sales Fees hereunder will be [***] per Vascular System (excluding catheters) invoiced to the end customer, provided that no System Sales Fee will be due for systems that are delivered to customers only to replace a Vascular System (for warranty or service reasons) for which appropriate System Sales Fee was already awarded to Philips.

d. Amendment of Section 2.1.4. Section 2.1.4 of the Agreement is hereby amended and restated in its entirety as follows to reduce the Catheter Sales Fee by 50%:

The Catheter Sales Fee hereunder will be [***] per catheter [***] sold for use with the Vascular System for vascular application and invoiced to the end customer, provided that no Catheter Sales Fee will be due for catheters that are delivered to customers only to replace catheters (for warranty or service reasons) for which appropriate Catheter Sales Fee was already awarded to Philips.

e. The reduction in the System Sales Fees and Catheter Sales Fees set forth above shall apply to any and all such System Sales Fees and Catheter Sales Fees that are invoiced to an end customer after the Effective Date of this Amendment No. 2 to the Agreement.

f. The title of Article 14 of the Agreement is changed from “Notices” to “Notices and Payments.” A new Section 14.2 is added:

14.2	The total of Sales Fees shall be paid by wire transfer in US Dollars to Philips’ US Dollar Bank Account with CITIBANK in New York under the following references:

Bank Account No.: [***]
in the name of: Koninklijke Philips N.V. – Licenses –
SWIFTCODE: [***]

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Reference: “Hansen Medical Agreement Amendments, [***]”

All costs, stamp duties, taxes (including but not limited to value added taxes, income taxes) and other similar levies arising from or in connection with the conclusion of this Agreement shall be borne by the Party whose obligation it is to pay such costs, stamp duties, taxes and other similar levies.

In the event that the government of a country imposes any income taxes to be withheld from payments made by Hansen to Philips hereunder and requires Hansen to withhold such tax from such payments, Hansen may deduct such tax from such payments. In such event, Hansen shall provide Philips with tax receipts issued by the relevant tax authorities so as to enable Philips to support a claim for credit against income taxes which may be payable by Philips and/or its Associated Companies in The Netherlands and to enable Philips to document, if necessary, its compliance with tax obligations in any jurisdiction outside The Netherlands.

2.	The Master Agreement is hereby amended as follows:

a. Deletion of Buy Back Field Definition. Paragraph 1.3 of the Master Agreement, which defines “Buy Back Field”, is deleted in its entirety.

b. Removing reference to Buy Back Field in Paragraph 2.2.2 (Grantback License). The first sentence of paragraph 2.2.2 is amended to delete the reference to any Buy Back Field. The first sentence of paragraph 2.2.2 hereby is amended and restated as follows:

2.2.2 Grantback License. Effective as of the Closing, Philips hereby grants to Hansen and its Affiliates a world-wide, royalty-free, exclusive (subject to Philips’ nonexclusive retained rights to research, develop, make, have made, use, have used, import, sell, have sold and otherwise commercialize and exploit Products in each case solely within SDOF Medical Robotics Field), irrevocable license under the Purchased Hansen Patents for the lifetime of each patent right, to use and practice the Purchased Hansen Patents for and in any and all activities and applications in the SDOF Medical Robotics Field and Medical Robotics Field that Hansen or its Affiliates (or any of their respective sublicensees) see fit, including, without limitation, the right to research, develop, make, have made, use, have used, import, sell, have sold, offer to sell and otherwise commercialize and exploit any Product (including software), process or service including the right to have any such Product, process or service made for it and/or its Affiliates or sold or otherwise disposed of for it or its Affiliates by third parties and to grant to Luna and

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Intuitive rights under the Purchased Hansen Patents to enable the continued grant of rights with respect to the Purchased Hansen Patents as set forth in the Hansen-Luna Agreement and the Hansen-Intuitive Cross License Agreement. ….

c. Amendment of Section 3.3 (FOSSL Enabled Product Payments). Section 3.3 of the Master Agreement is amended to change the per unit royalty from [***] to [***]. Section 3.3 hereby amended and restated as follows:

3.3 FOSSL Enabled Product Payments. In further consideration of the rights granted hereunder by Hansen to Philips, following the Closing, Philips shall make a royalty payment in the form of a FOSSL Enabled Product Payment to Hansen for each calendar year starting with the first calendar year after the first sale by Philips of a FOSSL System and ending with the sixth calendar year after the first sale by Philips of a FOSSL System. The royalty payment shall be for the [***] FOSSL System ([***]) of any version delivered to, accepted by, and paid for, by [***] customers in that respective year and for each unit of FOSSL Systems delivered to and accepted by Philips’ (or its Affiliates’ or their respective licensees’ or sublicensees’) customers in excess of [***] in that respective year. The FOSSL Enabled Product Payment shall be made [***]. For all FOSSL Systems for which a FOSSL Enabled Product Payment is due, the FOSSL Enabled Product Payments made in a given calendar year shall be an amount which is equal to [***] (due within [***] of receiving an invoice for the amount due after the delivery and acceptance of [***] of a FOSSL System in the applicable calendar year when [***]) plus [***] for each delivered and accepted FOSSL System after the total of such deliveries during the applicable calendar year reaches [***]. For the avoidance of doubt, the [***] of this Section 3.3 shall [***].

d. Deletion of Paragraph 3.3.1 (Extension). Paragraph 3.3.1 is deleted in its entirety:

e. Amendment of Paragraph 3.5.1 (under Naked (Sub)licenses and Cross Licenses). The first sentence of paragraph 3.5.1 is amended to change “[***] of the Reasonably Perceived Net Value” to “[***] of the Reasonably Perceived Net Value.”. The first sentence of Paragraph 3.5.is 1 hereby amended and restated as follows:

3.5.1 If Philips or its Affiliates enters into a Naked License or Naked Sublicense based on the FOSSL IP then Philips shall pay [***] of the Reasonably Perceived Net Value to Hansen ([***]), if and when that value is realized by Philips or its present or future Affiliates. ….

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f. Amendment of Paragraph 3.5.2 (under Naked (Sub)licenses and Cross Licenses). The first sentence of paragraph 3.5.1 is amended to change “[***] of the Reasonably Perceived Net Value” to “[***] of the Reasonably Perceived Net Value.”. The amended first sentence of Paragraph 3.5.2 is hereby amended and restated as follows:

3.5.2 If Philips or its present or future Affiliates enters into a cross-license based on the FOSSL IP, and the FOSSL IP is material to the cross license, then Philips shall pay [***] of the Reasonably Perceived Net Value attributed to the FOSSL IP ([***]). …

g. Deletion of Article 4 (Anti-Shelving Provisions). Article 4 of the Master Agreement is deleted in its entirety.

h. Removing Reference to Buy Back Field in Article 6 (Non-Competition). The first sentence of Section 6 is amended to delete the reference to a Buy Back Field. The first sentence of Section 6 is hereby amended and restated as follows:

6. Non-Competition. During the Term of the Agreement, Hansen shall not directly or indirectly develop, manufacture, distribute, sell or market any Hansen Products in the Vascular Non-Robotic Field, the Endoluminal Non-Robotic Field, the Non- Robotic Medical Devices Field (including the Colonoscopy Non-Robotic Field), and the Orthopedics Field. ….

3.	The SPE Sublicense Agreement is hereby amended as follows:

a. Amendment of Section 3.2 (Product Payments). Section 3.2 is hereby amended to reduce the per unit FOSSL Enabled Product Payment royalty by 50%. Section 3.2 of the SPE Sublicense Agreement is hereby amended and restated in its entirety as follows:

3.2 Product Payments. In further consideration of the rights granted hereunder by SPE to Philips, Philips shall make a royalty payment in the form of a FOSSL Enabled Product Payment to SPE for each calendar year starting with the first calendar year after the first sale by Philips of a FOSSL System and ending with the sixth calendar year after the first sale by Philips of a FOSSL System. The royalty payment shall be for the [***] FOSSL System ([***]) of any version delivered to, accepted by, and paid for, by Philips’ (or its Affiliates’ or their respective licensees’ or sublicensees’) customers in that respective year and for each unit of FOSSL Systems delivered to and accepted by Philips’ (or its Affiliates’ or their respective licensees’ or sublicensees’) customers in excess of [***] in that respective year.

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The FOSSL Enabled Product Payment shall be made [***]. For all FOSSL Systems for which a FOSSL Enabled Product Payment is due, the FOSSL Enabled Product Payments made in a given calendar year shall be an amount which is equal to [***] (due within [***] of receiving an invoice for the amount due after the delivery and acceptance of [***] of a FOSSL System in the applicable calendar year when [***]) plus [***] for each delivered and accepted FOSSL System after the total of such deliveries during the applicable calendar year reaches [***]. For the avoidance of doubt, the [***] of this Section 3.2 shall [***]. FOSSL Enabled Product Payments shall be subject to the terms and conditions of Sections 3.4, 3.6, 3.9, 3.10, 3.14, and 3.15 of the Hansen-Philips Agreement, mutatis mutandis, to refer to amounts due under this Section 3.2 and with references to Hansen interpreted as references to SPE.

b. Amendment of Paragraph 3.3.1. The first sentence of Paragraph 3.3.1 of the SPE Sublicense Agreement is amended to change “[***]” to “[***]”. Paragraph 3.3.1 of the SPE Sublicense Agreement is hereby amended and restated in its entirety as follows:

3.3.1 If Philips or its Affiliates enters into a Naked License or Naked Sublicense based on the FOSSL IP then Philips shall pay [***] of the Reasonably Perceived Net Value to SPE ([***]), if and when that value is realized by Philips or its present or future Affiliates. ….

c. Deletion of Paragraph 3.2.1 (Extension). Paragraph 3.2.1 of the SPE Sublicense Agreement is deleted in its entirety:

d. Amendment of Paragraph 3.3.2. The first sentence of paragraph 3.3.2 of the SPE Sublicense Agreement is hereby amended to change “[***]” to “[***].” The first sentence of paragraph 3.3.2 is hereby amended and restated in its entirety as follows:

3.3.2 If Philips or its present or future Affiliates enters into a cross-license based on the FOSSL IP, and the FOSSL IP is material to the cross license, then Philips shall pay [***] of the Reasonably Perceived Net Value attributed to the FOSSL IP ([***]). ….

e. Section 4 (“Anti-Shelving Provisions”) of the SPE Sublicense Agreement is deleted in its entirety.

f. Removing Reference to Buy Back Field in Section 18.8 (Non-Competition). Section 18.8 of the SPE Sublicense Agreement is hereby amended and restated in its entirety as follows:

18.8 Non-Competition. During the Term of the Agreement, SPE

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shall not directly or indirectly develop, manufacture, distribute, sell or market any Hansen Products in the Vascular Non-Robotic Field, the Endoluminal Non-Robotic Field, the Non- Robotic Medical Devices Field (including the Colonoscopy Non-Robotic Field), and the Orthopedics Field. To avoid doubt, the foregoing covenant shall not be read or interpreted to extend to the SDOF Medical Robotics Field and the Medical Robotics Field. The covenant of this Section 18.8 shall not apply to any entity that acquires SPE, by a Change of Control or otherwise, or any other Affiliate of SPE following a Change of Control of SPE or its Affiliates, with respect to any intellectual property rights that such entity owned or otherwise controlled prior to the Change of Control or after such Change of Control (other than the FOSSL IP), or with respect to any activities already done by that entity prior to the Change of Control or after such Change of Control (other than in connection with the FOSSL IP).

4.	Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Joint Development Agreement, Master Agreement and SPE Sublicense Agreement shall continue in full force and effect.

5.	Entire Agreement. The Joint Development Agreement, Master Agreement and SPE Sublicense Agreement, as amended by the Amendment, constitute the entire and exclusive agreement between the Parties with respect to the subject matter thereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement, as amended by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterparts shall be deemed to be originals.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

HANSEN MEDICAL, INC.		ECL7, LLC

By:	/s/ Cary Vance	By:	/s/ Jenefer Chin
Name:	Cary Vance	Name:	Jenefer Chin
Title:	President & Chief Executive Officer	Title:	President

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PHILIPS MEDICAL SYSTEMS NEDERLAND B.V.

By:	/s/ Bert van Meurs	By:
Name:	Bert van Meurs	Name:
Title:	Senior Vice President	Title:

KONINKLIJKE PHILIPS N.V.

By:	/s/ Brian Hinman
Name:	Brian Hinman
Title:	Chief Intellectual Property Officer

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